Exhibit 11

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 29 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Trust I (formerly Landmark Funds I) of our report dated February 2, 1998, relating to the financial statements and financial highlights of CitiFunds Balanced Portfolio (formerly Landmark Balanced Fund) appearing in the December 31, 1997 Annual Report of Landmark Balanced Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Condensed Financial Information" and "Counsel and Independent Auditors" in the Prospectus and under the headings "Auditors" and "Independent Accountants and Financial Statements" in the Statement of Additional Information.

PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Statement of Additional Information constituting parts of this Post-Effective Amendment No. 29 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Trust I (formerly of Landmark Funds I) of our report dated February 2, 1998, relating to the financial statements and financial highlights of the Balanced Portfolio appearing in the December 31, 1997 Annual Report of Landmark Balanced Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Auditors" and "Independent Accountants and Financial Statements" in the Statement of Additional Information.

PricewaterhouseCoopers LLP

Chartered Accountants
Toronto, Ontario
December 14, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 29 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Trust I (formerly Landmark Funds I) of our report dated December 10, 1997, relating to the financial statements and financial highlights of CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 appearing in the October 31, 1997 Annual Report of CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Condensed Financial Information" and "Counsel and Independent Auditor" in the Prospectus and under the headings "Auditors" and "Financial Statements" in the Statement of Additional Information.

PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 29 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Trust I (formerly, Landmark Funds I) of our report dated December 10, 1997, relating to the financial statements and financial highlights of the Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500 appearing in the October 31, 1997 Annual Report of CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Auditors" and "Financial Statements" in the Statement of Additional Information.

PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario
December 14, 1998